UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01 Entry into a Material Definitive Agreement

General

Freedom Finance, JSC, (“Buyer”) a wholly owned subsidiary of Freedom Holding Corp, the registrant, (“FRHC”) has entered into the Bank Kassa Nova JSC Ordinary Share Purchase and Sale Agreement (the “Ordinary Shares SPA”), dated July 29, 2020, with ForteBank JSC, a joint stock company incorporated in the Republic of Kazakhstan (“Seller”), pursuant to which Buyer has agreed to purchase all of the issued and outstanding ordinary shares (the “ Ordinary Shares”) of Bank Kassa Nova JSC, a joint stock company incorporated in the Republic of Kazakhstan (the “Bank”) from Seller (the “Ordinary Shares Acquisition”). Shareholder approvals of the Ordinary Shares SPA in accordance with Kazakh Law were received on August 3, 2020. The Ordinary Shares SPA is written in Russian and Kazakh, an English translation of the Ordinary Shares SPA is filed as Exhibit 2.01 to this Current Report on Form 8-K (the “Current Report”) and incorporated by reference herein.

In connection with the Ordinary Shares SPA, Buyer also expects to enter into a Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova JSC (the “Proposed Preferred Shares SPA”) with Mr. Bulat Zhamitovich Utemuratov (“Utemuratov”), pursuant to which Buyer will purchase all of the issued and outstanding Preferred Shares of the Bank (the “Preferred Shares”) from Utemuratov (the “Proposed Preferred Shares Acquisition”). As a condition to closing the Proposed Preferred Shares SPA, it is anticipated that in connection with the Proposed Transactions, Buyer, or a person designated by Buyer and agreed with Utemuratov, will acquire the subordinated debt of the Bank (the “Subordinated Debt”) from its holders. The form of Proposed Preferred Shares SPA expected to be executed by the parties is written in Russian and Kazakh, an English translation of the form of Proposed Preferred Shares SPA is filed as Exhibit 2.02 to this Current Report and incorporated by reference herein. The transactions contemplated by the Ordinary Shares SPA and the Preferred Shares SPA are referred to herein as the “Proposed Transactions.”

The descriptions of the Ordinary Shares SPA, Proposed Preferred Shares SPA and the Proposed Transactions described in this Current Report do not purport to be complete and are qualified in their entirety by reference to the Ordinary Shares SPA and the Proposed Preferred Shares SPA. The Ordinary Shares SPA and the Proposed Preferred Shares SPA have been included to provide information regarding their terms. They are not intended to provide any other factual information about Buyer, Seller, the Bank, Utemuratov or FRHC. The Ordinary Shares SPA and Proposed Preferred Shares SPA contain representations, warranties and covenants the parties thereto made to and solely for the benefit of the respective parties. The assertions embodied in those representations, warranties and covenants are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Ordinary Shares SPA and the Proposed Preferred Shares SPA, including confidential disclosure schedules that the parties have exchanged in connection with the Proposed Transactions. Accordingly, investors and security holders should not rely on the representations, warranties and covenants as characterizations of the actual or complete state of facts, since they were only made as of the date of the Ordinary Shares SPA or in the case of the Proposed Preferred Shares SPA will be made as of the date that agreement is executed. The representations, warranties and covenants made in the Ordinary Shares SPA and or the Proposed Preferred Shares SPA may be modified in important part by agreement of the parties and by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations, warranties and covenants may change or be subject to subsequent waiver after the date of the Ordinary Shares SPA and the Proposed Preferred Shares SPA, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Capitalized terms used in this Current Report, but not otherwise defined herein have the meanings given to them in the Ordinary Shares SPA or the Proposed Preferred Shares SPA.

The parties to the Ordinary Shares SPA and Proposed Preferred Shares SPA are Kazakhstani entities or, in the case of Utemuratov, a Kazakhstani citizen. The Ordinary Shares SPA and the Proposed Preferred Shares SPA are denominated in Kazakhstani tenge (“KZT”). For informational purposes only, U.S. dollar (“$”) equivalent amounts have been included in this Current Report. Such U.S. dollar equivalent amounts were calculated based on the KZT to U.S. dollar conversion rate on July 29, 2020, of 417.2900 KZT to $1, as reported on www.bloomberg.com. The actual U.S. dollar equivalent amounts at closing may vary significantly from what is disclosed herein based on fluctuations between the KZT and the U.S. dollar between July 29, 2020 and the closing of the Ordinary Shares SPA, the Proposed Preferred Shares SPA and other agreements executed in connection with the Proposed Transactions. Both the KZT and U.S. dollar equivalent amounts at closing may vary significantly from what is disclosed herein based on among other things, Bank operations and accrual of unpaid interest on the Subordinated Debt, between July 29, 2020 and the closing of the Ordinary Shares SPA, the Proposed Preferred Shares SPA and other agreements executed in connection with the Proposed Transactions. The U.S. dollar equivalent amounts at closing may also vary as a result of fluctuation in the currency exchange rate between the KZT and U.S. dollar over the period described in the previous sentence.

Consideration

Ordinary Shares Purchase Price

Pursuant to the Ordinary Shares SPA, Buyer will purchase 9,356,140 Ordinary Shares, which constitutes all of the issued and outstanding Ordinary Shares, of the Bank. The purchase price for the Ordinary Shares will be equal to the sum of:

(i)
the Bank’s Equity as of June 30, 2020, which was approximately 17,308,218,000 KZT ($41,477,673);
(ii)
minus 1,708,416,000 KZT ($4,094,074);
(iii)
multiplied by 1.1;
(iv)
adjusted for the Pool of Loans Adjustment (as defined below); and
(v)
adjusted for the Non-core and Real Property Assets Adjustment (as defined below).

The total of (i), (ii) and (iii) will be adjusted based on the difference between the Net Book Value of the Pool of Loans and the actual selling price of the Pool of Loans (the “Pool of Loans Adjustment”). If such difference is a positive amount, that amount shall be deducted from the total of (i), (ii) and (iii). If the difference is a negative amount, the positive equivalent of such negative amount will be added to the total of (i), (ii) and (iii).

The total of (i), (ii), (iii) and (iv) will be adjusted based on the difference between the Net Book Value of the Non-core and Real Property assets and the actual selling price of the Net Book Value of the Non-Core and Real Property assets (the “Non-core and Real Property Assets Adjustment”). If such difference is a positive amount, that amount shall be deducted from the total of (i), (ii), (iii) and (iv). If the difference is a negative amount, the positive equivalent of such negative amount will be added to the total of (i), (ii), (iii) and (iv).

Preferred Shares Purchase Price

Pursuant to the Proposed Preferred Shares SPA, Buyer will purchase 1,000,000 Preferred Shares, which constitutes all of the issued and outstanding Preferred Shares, of the Bank from Utemuratov for 1,040,000,000 KZT ($2,492,272).

Subordinated Debt Purchase Price

As a condition to closing the Proposed Preferred Shares SPA, Buyer or a person designated by Buyer and agreed by Utemuratov, will acquire the Subordinated Debt from its holders. The agreed upon consideration for acquisition of the Subordinated Debt will be equal to the sum of the nominal value of the Subordinated Debt and any accrued but unpaid interest associated with such Subordinated Debt as of December 23, 2020. For informational purposes only, the aggregate outstanding balance of the Subordinated Debt, including accrued but unpaid interest, of the Bank as of June 30, 2020, was 4,016,558,000 KZT ($9,625,340).

Representations, Warranties and Covenants

The parties to the Ordinary Shares SPA and the Proposed Preferred Shares SPA have made such customary representation and warranties in the Ordinary Shares SPA and the Proposed Preferred Shares SPA as they deemed enforceable under Kazakh Law. The representations and warranties in the agreements will terminate at Closing. The parties have also made such customary covenants in the Ordinary Shares SPA as they deemed enforceable under Kazakh Law, including, among other things, (i) affirmative covenants relating to operation of the Bank from the date of such agreements until closing, (ii) obtaining all requisite Governmental Approvals, (iii) appointment by Buyer of two individuals to serve as internal Bank Consultants from the date of the Ordinary Shares SPA until closing of the Ordinary Shares SPA, (iv) purchase of the Pool of Loans with certain limited exceptions, by Seller, (v) purchase of designated Non-core and Real Estate assets of the Bank by Seller, (vi) satisfaction in full or transfer of certain other Bank obligations to Seller, (vii) exchange of legal opinions, and (vii) continued operation of the Bank for a period of one year following closing.

Conditions to Closing

Consummation and closing of the transactions contemplated by the Ordinary Shares SPA is subject to certain closing conditions, including, among others, that:

(i)
the Bank’s banking licenses remain valid and are not revoked;
(ii)
that Buyer has (a) obtained requisite Governmental Approvals, including consent of the Committee on Regulation of Natural Monopolies, Protection of Competition and Consumers of the Ministry of National Economy of the Republic of Kazakhstan, or official confirmation that such consent is not required, and consent of the Agency for Regulation and Development of the Financial Market of the Republic of Kazakhstan to grant bank holding company status to Buyer, (b) obtained all required corporate consents and approvals, (c) lodged the Pledge, (d) deposited the funds to purchase the Ordinary Shares as provided in the Ordinary Shares SPA within three calendar days of receipt of requisite Governmental Approvals, and (e) provided to Seller the required legal opinion; and
(iii)
that Seller has (a) obtained all required corporate consents and approvals, (b) provided to Buyer the required legal opinion, and (c) completed its obligations to purchase the Pool of Loans and the Non-core and Real Property assets.

Consummation and closing of the transactions contemplated by the Proposed Preferred Shares SPA is subject to certain closing conditions, including, among others, that:

(i)
the Bank’s banking licenses remain valid and are not revoked;
(ii)
that Buyer has (a) obtained the requisite Governmental Approvals to acquire the Ordinary Shares and the Preferred Shares, and (b) obtained all required corporate consents and approvals; and
(iii)
that Buyer or a person designated Buyer and agreed by Utemuratov has acquired the Subordinated Debt after receipt of all requisite Governmental Approval and by no later than December 23, 2020.

Closing

As noted above, as a condition to closing the Ordinary Shares SPA and the Proposed Preferred Shares SPA, Buyer must obtain the requisite Governmental Approvals, unless such conditions are waived by the parties. Receipt of the requisite Governmental Approvals by Buyer cannot be assured. The parties anticipate consummating the Proposed Transactions and closing the Ordinary Shares SPA, the Preferred Shares SPA and any other agreements between the parties required to effect the Proposed Transaction as promptly as practicable following receipt of all requisite Governmental Approvals, which the parties expect to complete by December 23, 2020. The Ordinary Stock SPA provides that its closing will occur by no later than December 28, 2020. Notwithstanding the foregoing, in the event the requisite Governmental Approvals to effect the Ordinary Shares SPA have not been received, the parties will undertake to agree on conditions of a two-month extension.

Pledge

Pursuant to the Ordinary Shares SPA, Buyer is required to deliver 1,800,000,000 KZT ($4,313,547) to secure fulfillment of its obligations under the Ordinary Shares SPA and the Proposed Preferred Shares SPA (defined below) within five Business Days of the effective date of the Ordinary Shares SPA (the “Pledge”). In the event the Ordinary Shares SPA closes, the Pledge will be applied to reduce the amount of the Purchase Price by the amount of the Pledge. For additional information regarding the Pledge, see “Termination” below.

Termination

The Ordinary Shares SPA may be terminated prior to closing (i) by written consent of the parties, (ii) by Buyer if Seller has not completed its conditions to closing by December 23, 2020, (iii) by Seller if Buyer has not completed its conditions to closing by December 23, 2020, or (iv) by either party if any Government Authority shall have issued an order restraining or enjoining the transactions contemplated by the Ordinary Shares SPA.

The Proposed Preferred Shares SPA may be terminated prior to closing (i) by written consent of the parties, (ii) by Buyer if Utemuratov has not received the requisite consent of his spouse to effect transfer of the Preferred Shares, (iii) by Seller if Buyer has not completed its conditions to closing under the Proposed Preferred Shares SPA, or (iv) by either party if any Government Authority shall have issued an order restraining or enjoining the transactions contemplated by the Ordinary Shares SPA.

In the event of the declaration of emergency rule or quarantine over the Republic of Kazakhstan, Almaty or Nur-Sultan, the deadline for fulfillment of the closing conditions of the Ordinary Shares SPA and the Proposed Preferred Shares SPA shall be suspended for the duration of such emergency rule or quarantine.

In the event the Ordinary Shares SPA is terminated by Buyer in accordance with its terms, Seller shall pay Buyer 1,800,000,000 KZT ($4,313,547) and return to Buyer the Pledge. In the event the Ordinary Shares SPA is terminated by Seller in accordance with its terms, Seller shall retain the Pledge.

Governing Law and Jurisdiction

The Ordinary Shares SPA and the Proposed Preferred Shares SPA are each governed by Kazakh law and all disputes arising out of or in connection with such agreements are subject to the exclusive jurisdiction of the courts of the Republic of Kazakhstan

Item 7.01 Regulation FD Disclosure

On August 3, 2020, FRHC issued a press release announcing it had entered into the Ordinary Shares SPA and discussing the Proposed Preferred Shares SPA and the Proposed Transactions, a copy of which is attached hereto as Exhibit 99.01 and incorporated by reference herein.

Special Note About Forward-Looking Statements

This Current Report contains “forward-looking” statements regarding the proposed acquisition of by Buyer of Ordinary Shares, Preferred Shares and Subordinated Debt of the Bank, entry into agreements to acquire the Preferred Shares and/or Subordinated Debt and the material terms and conditions of such agreements, the anticipated purchase prices of the Ordinary Shares, Preferred Shares and Subordinated Debt, the consummation and closing of the Proposed Transactions and the timing thereof. All such forward-looking statements are subject to uncertainty and changes in circumstances, and there is no assurance the Proposed Transactions will be consummated and closed. Moreover, all forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include the failure of any one or more of the closing conditions to the Proposed Transactions, termination of the Ordinary Shares SPA or the inability of the parties to agree upon the Proposed Preferred Shares SPA or agreements for the acquisition or assignment of the Subordinated Debt, and other economic, business and regulatory risks and factors identified in the Company’s periodic reports filed with the SEC. All forward-looking statements are made only as of the date of this Current Report and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Actual results may differ materially from anticipated results or outcomes discussed in any forward-looking statement. Readers should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Exhibit Description

2.01	Bank Kassa Nova JSC (Subsidiary Bank of ForteBank JSC) Ordinary Share Purchase and Sale Agreement, dated July 29, 2020, by and between ForteBank JSC and Freedom Finance JSC(1)(2)
2.02
Form of Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova Joint-Stock Company (Subsidiary Bank of ForteBank Joint-Stock Company) by and between Mr. Bulat Zhamitovich Utemuratov and Freedom Finance JSC(1)(2)(3)

99.01	Press Release dated August 3, 2020

(1) This exhibit is an English translation of a foreign language document. FRHC hereby agrees to furnish supplementally to the SEC, upon request, a copy of the foreign language document.
(2)
The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). FRHC agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
(3)
Certain portions of this exhibit (indicated by “[***]”) have been omitted in accordance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: August 3, 2020	By:	/s/ Timur Turlov
Timur Turlov
Chief Executive Officer